Exhibit 99.2 1

D I S C L A I M E R S A N D O T H E R I M P O R T A N T I N F O R M A T I O N This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential acquisition by EG Acquisition Corp (“EGGF”) of LGM Enterprises, LLC and its affiliates, together doing business as “flyExclusive” (together “LGM Enterprises”) and related transactions (the “Potential Business Combination”) and a potential proposed private offering of public equity (the “PIPE Offering”), and for no other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potential Business Combination, the PIPE Offering or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. This Presentation is subject to updating, completion, revision, verification and further amendment. None of EGGF, LGM Enterprises, BTIG, LLC (“BTIG”) or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with EGGF, LGM Enterprises, BTIG or their respective representatives, as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of EGGF, LGM Enterprises, the Potential Business Combination or the PIPE Offering. Recipients of this Presentation should each make their own evaluation of EGGF, LGM Enterprises, the Potential Business Combination and the PIPE Offering and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. F O R W A R D - L O O K I N G I N F O R M A T I O N This Presentation (and oral statements regarding the subjects of this Presentation) contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to LGM Enterprises and the Potential Business Combination, including statements regarding the anticipated benefits of the Potential Business Combination, the anticipated timing of the Potential Business Combination, the products and services offered by LGM Enterprises and the markets in which it operates (including future market opportunities), LGM Enterprises’ projected future results, future financial condition and performance and expected financial impacts of the Potential Business Combination (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Potential Business Combination, the PIPE Offering and the level of redemptions of EGGF’s public stockholders, and LGM Enterprises’ expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “potential,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the risk that the Potential Business Combination and the PIPE Offering may not be completed in a timely manner or at all, which may adversely affect the price of EGGF’s securities, (ii) the risk that the Potential Business Combination may not be completed by EGGF’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by EGGF, (iii) the failure to satisfy the conditions to the consummation of the Potential Business Combination, including the approval of the business combination agreement by the stockholders of EGGF, the satisfaction of the minimum trust account amount following any redemptions by EGGF’s public stockholders (if applicable), and the receipt of certain governmental and regulatory approvals, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (v) the effect of the announcement or pendency of the Potential Business Combination on LGM Enterprises’ business relationships, operating results, performance and business generally, (vi) risks that the Potential Business Combination disrupts current plans and operations of LGM Enterprises, (vii) the outcome of any legal proceedings that may be instituted against LGM Enterprises or EGGF related to the business combination agreement or the Potential Business Combination, (viii) the ability to maintain the listing of EGGF’s securities on a national securities exchange, (ix) changes in the combined capital structure of LGM Enterprises and EGGF following the Potential Business Combination, (x) changes in the competitive industries and markets in which LGM Enterprises operates or plans to operate, (xi) changes in laws and regulations affecting LGM Enterprises’ business, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Potential Business Combination, and identify and realize additional opportunities, (xiii) risks related to the uncertainty of LGM Enterprises’ projected financial information, (xiv) risks related to LGM Enterprises’ potential inability to achieve or maintain profitability and generate cash, (xv) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, and their impact on LGM Enterprises, its business and markets in which it operates, (xvi) the potential inability of LGM Enterprises to manage growth effectively, (xvii) LGM Enterprises’ customer concentration, (xviii) costs related to the Potential Business Combination and the failure to realize anticipated benefits of the Potential Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, and (xix) the ability to recruit, train and retain qualified personnel. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of EGGF’s prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 27, 2021, its Form 10-K filed on April 15, 2022, and other documents filed or to be filed with the SEC (including a registration statement on Form S-4 to be filed in connection with the Potential Business Combination), as well as the “Investor Presentation Summary Risk Factors” attached to this Presentation. 2

F I N A N C I A L I N F O R M A T I O N The financial and operating forecasts and projections contained in this Presentation represent certain estimates of LGM Enterprises as of the date thereof. LGM Enterprises’ independent public accountants have not examined, reviewed or compiled the forecasts or projections and, accordingly, do not express an opinion or other form of assurance with respect thereto. These projections should not be relied upon as being indicative of future results. Furthermore, none of LGM Enterprises or its management team can give any assurance that the forecasts or projections contained herein accurately represents LGM Enterprises future operations or financial condition. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of LGM Enterprises or that actual results will not differ materially from those presented in these materials. Some of the assumptions upon which the projections are based inevitably will not materialize and unanticipated events may occur that could affect results. Therefore, actual results achieved during the periods covered by the projections may vary and may vary materially from the projected results. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information are indicative of future results or will be achieved. The financial information and data contained this Presentation are unaudited and do not conform to Regulation S-X promulgated by the SEC. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any registration statement, prospectus, proxy statement or other report or document to be filed or furnished by EGGF, or any other report or document to be filed by the combined company following completion of the Potential Business Combination, with the SEC. Any “pro forma” financial data included in this Presentation has not been prepared in accordance with Article 11 of Regulation S-X of the SEC, is presented for informational purposes only and may differ materially from the Regulation S-X compliant pro forma financial statements of LGM Enterprises to be included any filings with the SEC. I N D U S T R Y A N D M A R K E T D A T A This Presentation has been prepared by EGGF,LGM Enterprises and BTIG and includes market data and other statistical information from third-party industry publications and sources as well as from research reports prepared for other purposes. Although EGGF,LGM Enterprises and BTIG believe these third-party sources are reliable as of their respective dates, none of EGGF, LGM Enterprises, BTIG or any of their respective affiliates has independently verified the accuracy or completeness of this information and cannot assure you of the data’s accuracy or completeness. Some data are also based on LGM Enterprises good faith estimates, which are derived from both internal sources and the third-party sources described above. None of EGGF, LGM Enterprises, BTIG, their respective affiliates, or their respective directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy of such information. A D D I T I O N A L I N F O R M A T I O N A N D W H E R E TO F I N D IT In connection with the Potential Business Combination, EGGF intends to file relevant materials with the SEC, including proxy statement on Schedule 14A, referred to as a proxy statement. A proxy statement will be sent to all EGGF stockholders. EGGF will also file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of EGGF are urged to read the registration statement, the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by EGGF through the website maintained by the SEC at www.sec.gov. The documents filed by EGGF with the SEC also may be obtained free of charge upon written request to EG Acquisition Corp. 375 Park Avenue, 24th Floor, New York, NY 10152. 3

TABLE OF CONTENTS I. EXECUTIVE SUMMARY II. WHO WE ARE III. WHAT WE DO IV. STRATEGY OVERVIEW V. FINANCIAL OVERVIEW 4

I. EXECUTIVE SUMMARY I. EXECUTIVE SUMMARY 5

I. EXECUTIVE SUMMARY WORLD-CLASS AVIATION PARTNERSHIP Decades of aviation experience and entrepreneurial excellence ✓ Experienced aviation entrepreneur and operator ✓ Built Segrave Aviation and sold to Delta Private Jets ✓ President of Delta Private Jets 2010 – 2013 ✓ Founded flyExclusive in 2015 Gregg Hymowitz Jim Segrave CEO & Director CEO ✓ Seasoned jet pilot with 10k+ flight hours Gary Fegel Tommy Sowers Brent Smith Billy Barnard Mike Guina Chairman President / COO CFO CBO CSO 6

I. EXECUTIVE SUMMARY

SPAC SPONSORSHIP WITH FLYEXCLUSIVE

Experienced sponsors with significant private-to-public / cross-over investment history, including specialized aviation knowledge

EnTrust Global

+

GMF CAPITAL

EG Acquisition Corp.

- **25+ year investment history** with combined over **~$19 billion deployed** to more than **250 investments** across various industries and geographies
- EnTrust Global has a **substantial transportation real assets business** and GMF has **significant investment experience in logistics, aviation, and aviation technology**
- Ability to leverage **global network of leading executives and entrepreneurs**, including SPAC Sponsor Board member with a dedicated career in aviation who previously served as acting FAA Administrator
- **Long-term commitment from Sponsor,** with personal investments from both SPAC CEO and Chairman (3-year lock-up), who will each join the Board of Directors

flyExclusive Meets the Sponsors' Targeted Criteria

- ✓ **Established operating business with industry leading management team**
- ✓ **At a growth inflection point where public capital can accelerate clear expansion path**
- ✓ **Well-positioned to capitalize on favorable long-term secular tailwinds and growing addressable market**
- ✓ **Highly profitable business model with strong revenue visibility**

flyexclusive 7

I. EXECUTIVE SUMMARY

PROPOSED TRANSACTION SUMMARY

Overview

- flyExclusive (the “Company”) is an established operator in the private aviation sector
- flyExclusive expects to enter into a business combination agreement with EG Acquisition Corp. (NYSE:EGGF)
- EG Acquisition Corp. is a Special Purpose Acquisition Company sponsored by EnTrust Global and GMF Capital that raised $225 million in its initial public offering on May 26, 2021
- Transaction implies a pre-transaction equity value of $600 million[1]
  - 1.3x Enterprise Value to 2023E Revenue and 10.6x Enterprise Value to 2023E EBITDA

Capital Structure

- Anticipated transaction financing of up to $310 million, including $85 million of convertible notes and $225 million of SPAC cash held in trust[2]
- Following the proposed transaction, flyExclusive is expected to be provided ~$295 million of cash[2], in addition to roughly $32.4 million current net cash balance
- Pro forma equity ownership percentage for the transaction[3]:
  - 62.1% flyExclusive Shareholders
  - 32.1% EGA Public Shares and Committed Convertible Notes
  - 5.8% Sponsor Shares







Note: (1) flyExclusive currently has $108.7 million in debt (excludes plane lease liabilities due to control and repurchase features) and ~$32.4 million of current cash and marketable securities on the balance sheet as of June 30th, 2022. (2) No assumption has been made on the ultimate level of trust redemptions and this represents the full cash in Trust and committed convertible notes, which will be converted into public shares in the merger. Total cash assumes flyExclusive equity holders do not exercise right to have repurchased up to $20 million of shares at closing at $10.00 per share (repurchase amount scales based on total cash in excess of $85 million per Equity Purchase Agreement)). (3) Pro forma equity ownership does not reflect 11.8 million of warrants outstanding at $11.50 per share.

flyexclusive 8

I. EXECUTIVE SUMMARY INVESTMENT HIGHLIGHTS Proven Operator 1 ▪ World-class private aviation executive who has founded, operated, and sold a previous business to Delta Air Lines Unique Business Model 2 ▪ Diversified customer channels, vertically integrated operations, and optimized asset utilization Clear Growth Trajectory 3▪ Y-o-Y membership growth of 200% with ~94%+ retention amongst existing members, as well as substantial contractually committed revenues Strong Market Backdrop 4 ▪ Favorable long-term secular tailwinds in sector and ability to take additional share in a growing market Durable Competitive Advantages ▪ Strategic key initiatives and investments made to remove industry bottlenecks to growth and to maintain leading 5 consistent customer experience 9

II. WHO WE ARE I. EXECUTIVE SUMMARY 10

II. WHO WE ARE

GROWING TAM WITH FAVORABLE DYNAMICS

A large, untapped user base with potential for meaningful adoption exists

Industry Drivers

Landscape Shift in Air Travel from Commercial to Private

- The pandemic accelerated sustained market growth as individuals sought safer flying options

Reduction in Commercial Aviation Capacity and Poor Performance

- Major airlines continue to operate less capacity
- Airlines continually trimming costs, causing a decline in customer experience and increase in dissatisfaction overall

Reversed Corporate Trend of Cutting Executives Private Flights

- Previously cut corporate travel expenses now ubiquitously incurred due to health concerns and availability of travel options

Growing Flight Optionality and Reduced Barriers

- Growth in the number and types of customer programs have resulted in lower barriers to access private aviation, expanding the TAM to include households with lower net worth

Private Aviation TAM by Household Net Worth ("HHNW")

- Potential TAM expected to grow to more than $43 billion driven by enhanced affordability, new customer segments, and increasing penetration in existing economic cohorts



Potential TAM Growth ~1.4x
~$32 Billion
~$43 Billion
$1.1
$9.3
$3.4
$17.6
$1.6
$14.2
$5.5
$22.0
2021E
2025E
HHNW $50 - $100 million
HHNW $10 - $50 million
HHNW $5 - $10 million
Corporate Use

- McKinsey estimates that only ~10% of households that can afford private aviation (i.e., households with a net worth over $10 million+) use it
  - Lower adoption level underscores the significant opportunity to increase share across private aviation's historical core markets

Source: Wall Street research.

flyexclusive 11

II. WHO WE ARE COMPANY TIMELIME In seven years, flyExclusive has become the second largest operator (1) 1H 2022 Top U.S. Private Air Charter Operators Rank Company Hours Fractional 1 W heels Up 65,626 1Q 22 Sky Night Interiors 1Q 20 4Q 20 Paint 2 flyExclusive 23,874 2Q 21 Jet Club (2) MRO 2Q 20 3 XOJET 18,326 3Q 21 Avionics 4Q 21 4 Jet Linx 17,607 1,926 5 AirSprint 12,701 Operators 6 Solairus Aviation 11,841 Rank Rank Rank Rank Rank #1,926 #8 #4 #3 #2 7 Executive AirShare 10,427 8 Jet It 9,238 9 Jet Edge 5,881 2020 2021 2022 2015 10 SunWest Aviation 5,528 Source: Argus TRAQPak and FAA DO85 report. FAA reports 1,863 Part 135 operators as of 5/3/2022. (1) Per Federal Aviation Administration (“FAA”) Part 135 certificate grants the authority to operate on-demand private charter services. (2) Maintenance, Repair and Operations (“MRO”). 12

II. WHO WE ARE COMPANY SIZE AND SCOPE “Floating Fleet” model with 100% operational control Operations Overview ▪ Headquartered in Kinston, North Carolina ▪ Fleet of 88 aircraft as of 2Q 2022 with a pipeline of 4 jets ▪ Currently, the Company has more than 800 employees▪ Operations centrally located within two flight hours of 70% of the Company’s flight demand Jan ’22 Mid Jet Flight Data Aircraft Strategically Situated Closer to Demand 13

II. WHO WE ARE ORGANIC GROWTH Consistent revenue and fleet expansion since inception despite market fluctuations (1) Annual Charter Revenue and Fleet Size ($ in millions) Revenue ’16A – ’24E CAGR 51% $656 Light Super-Mid Fleet Size ’16A – ’24E CAGR 32% $481 Heavy Mid Revenue $343 154 $208 122 $121 $98 96 $73 $51 $24 78 63 45 33 25 17 2016A 2017A 2018A 2019A 2020A 2021A 2022P 2023E 2024E Fleet Range Light Midsize Super-Midsize Heavy Long-Range Citation Encore Plus: 10 Units Citation Excel/XLS: 40 Units Citation Sovereign: 7 Units Gulfstream GIV-SP: 7 Units Citation CJ3: 12 Units Citation X:12 Units Notes: (1) Includes charter revenue only. Excludes MRO, Fractional Profit Margin, Aircraft Sales Commissions and 14 Other Income / (Loss). See pg. 37 for a breakdown of total revenue.

II. WHO WE ARE INDUSTRY TREND Inelastic private charter demand while commercial aviation struggles Revenue Index Comparison: Private Charter, U.S. Scheduled Passenger Carrier, and flyExclusive Scheduled Passenger Revenue vs. Private Charter Revenue flyExclusive Charter Revenue vs. Private Charter Revenue 1.3 30.0 1.2 27.4 1.2 25.0 flyExclusive demonstrates 1.1 1.0 disproportionately faster revenue 1.0 20.0 growth rates relative to the 0.9 broader private charter market 15.0 Private charter market has 0.8 been and continues to 0.7 10.0 attract greater proportions of first-class passengers 0.6 5.0 from commercial airlines 1.3 0.5 0.4 0.0 ’16A ’17A ’18A ’19A ’20A ’21A ’22P ’23E ’24E ’16A ’17A ’18A ’19A ’20A ’21A ’22P ’23E ’24E Legend U.S. Scheduled Passenger Carrier Revenue Index Scheduled Passenger Revenue ‘16A – ’24E CAGR 0.4% Private Charter Revenue ’16A – ’24E CAGR 2.8% U.S. Private Jet Charter Revenue Index flyExclusive Charter Revenue Index flyExclusive Charter Revenue ‘16A – ’24E CAGR 51.3% Sources: Bureau of Transportation Statistics: U.S. Scheduled Passenger Carrier Domestic Operating Revenue. IBIS: Domestic 15 Airlines in the U.S., U.S. Private Jet Charter Revenue. Private Jet Charter revenue includes Part 135 and Part 91k.

II. WHO WE ARE MARKET CAPTURE Taking share at an accelerated pace within established growing market flyExclusive Penetration of Private Jet Charter Market ($ in millions) Market ’16A – ’24E CAGR 3% flyExclusive Charter Revenue flyExclusive ’16A – ’24E CAGR 51% Other U.S. Private Jet Charter Revenue 3.4% 2.5% flyExclusive Market Share % $656 1.9% 1.2% $481 0.7% $343 0.6% $208 0.4% 0.3% $121 0.2% $98 $18,724 $18,431 $18,091 $73 $17,768 $51 $17,150 $16,939 $24 $16,094 $15,849 $15,488 2016A 2017A 2018A 2019A 2020A 2021A 2022P 2023E 2024E Source: IBIS. Private Jet Charter revenue includes Part 135 and Part 91k. 16

II. WHO WE ARE FINANCIAL SNAPSHOT Positioned for growth through fleet expansion and vertical integration Core Business Metrics Total Revenue 2023E Charter (1) FY ’19A-’23E Gross Margin CAGR 48.2% 50.1% 2023E 2023E Cash $63.7m $68.5m (1) (1) EBITDA Flow Industry-leading revenue growth and margins driving profits Notes: (1) 2023E represents year end estimated financials. EBITDA is a non-GAAP financial 17 measure. See p. 37 for further information.

III. WHAT WE DO I. EXECUTIVE SUMMARY 18

III. WHAT WE DO LEADING OPERATOR WITH DIFFERENTIATED PLATFORM Superior business model designed to maximize utilization & flight unit economics Flight Programs WHOLESALE ▪ Non-guaranteed flights that are sold within 3 days of flight to maximize efficiency Contractual Committed Demand GUARANTEED REVENUE PROGRAM (“GRP”) ▪ Guaranteed revenues from operators who gain guaranteed access to the fleet JET CLUB ▪ Award winning multi-tiered membership programs with monthly fees and upfront deposits to fund future flights FRACTIONAL OWNERSHIP ▪ Customers purchase a share of an aircraft, and receive guaranteed access with no monthly management fees, no blackout dates, minimal peak days and tax benefits PARTNERSHIP ▪ Partners purchase aircraft from the Company and enter into a triple net lease, receiving access to the fleet at lowest hourly rates with no blackouts, and tax benefits 19

III. WHAT WE DO WHOLESALE Spot market sales used to optimize revenue and fleet positions Overview ▪ Wholesale is typically sold within 3 days of flight ▪ flyExclusive utilizes Wholesale to maximize hours and fleet utilization ▪ Serves as a resource for charter brokers and smaller fleet operators ▪ flyExclusive initially built on the Wholesale segment, but has been and continues to transition to contractual committed demand (GRP) and direct customers (Jet Club & Fractional Ownership) Top Wholesale Customers 20

III. WHAT WE DO GUARANTEED REVENUE PROGRAM Contracted monthly revenues for committed access to the fleet Overview ▪ Currently 30 designated aircraft ▪ GRP and Wholesale often share the same B2B customers, whereas GRP is protected with minimum guaranteed revenue with ensured favorable rates, terms, and reimbursements ▪ All flights generate revenue, including empty legs (repositioning) ▪ Allows for maintenance with 2 out of 3 guaranteed days available Summary GRP Contract Terms ▪ Guaranteed flight hours per aircraft per quarter ▪ Guaranteed minimum average flight length by aircraft model ▪ Quarterly adjustment to rates for fuel cost ▪ Reimbursement for travel 21

III. WHAT WE DO

JET CLUB

Direct, sustainable customer base with Y-o-Y membership growth of 200% ('21A-'22A)

Overview

- Launched in May '20, the Jet Club offers non-refundable, multi-tiered membership options, and has a monthly fee
- Daily rates subject to an annual increase
- Hourly rates increased annually based on CPI and adjusted monthly for changes in jet fuel costs
- At current ~94% retention, Jet Club will grow exponentially
- Jet Club members typically fly between 20-30 hours annually


Robb Report
BEST OF
THE BEST
WINNER
2022

Active and Projected Members


'20A – '24E CAGR 172%
22
164
492
852
1,212
June 2020A
June 2021A
June 2022A
June 2023E
June 2024E

Membership Levels (1),(2)

	Deposit Level	$75k	$150k	$250k
Light	Daily Rate	$7,000	$6,500	$6,000
	Hourly Rate	$3,740	$3,740	$3,740
Mid	Daily Rate	$9,500	$9,000	$8,500
	Hourly Rate	$4,170	$4,170	$4,170
Super	Daily Rate	$13,000	$12,500	$12,000
	Hourly Rate	$5,590	$5,590	$5,590

In-House Developed Apps for Jet Club

Customer

Pilot



Notes: (1) Hourly Rates are based on North American Jet Fuel price per barrel of $150.
(2) For illustrative purposes only as other Jet Club agreements exist that differ from the above amounts.

flyexclusive 22

III. WHAT WE DO

FRACTIONAL OWNERSHIP

Highly profitable, capital efficient program to complete customer offerings

Summary

- Fractional program targets private travelers who fly 40 - 60 hours per year
- Customers purchase a share of a new aircraft (typically ~10 owners per plane)
- Company realizes a profit on the sale of fractional shares (planes sold for ~$12.0 million and costs the Company ~$9.5 million)
- flyExclusive projects ~56% margins on flights of fractional aircraft

Projected Fractional Fleet Profile

April 2022 announced secured deal with Textron (CJ3 manufacturer) for up to 30 deliveries between 2023-2025[1]


Super-Mid
Mid
Light
'23E – '26E CAGR 97.2%
6
18
7
11
28
12
16
46
9
16
21
2023E
2024E
2025E
2026E

Program Benefits

Share of Fractional Jet

Fractional shares beginning at 40 hours per year on aircraft (first deliveries starting in Q2 2023)

Flexibility with Fractional

No monthly management fees, no blackout dates, and minimal peak days

Immediate Fleet Access

Full access to fleet - Light, Mid, Super-Mid

Light Jet Fractional Economics (Illustrative Example)[2]



Aircraft Sale Price	$12.0mm
Aircraft Cost	$9.5mm
Profit Margin	**$2.5mm**

Annual Hours	1,200
Rate / Hour	$4,500
Flight Revenue	**$5.4mm**
COGS	- $2.4mm
Gross Profit	**$3.0mm**
Gross Margin	*55.6%*

Notes: (1) Source: https://www.businesswire.com/news/home/20220406005685/en/Textron-Aviation-announces-order-from-flyExclusive-for-up-to-30-Cessna-Citation-CJ3-light-jets. (2) Management estimate for light jet fractional economics flyexclusive 23

III. WHAT WE DO PARTNERSHIP Provides valuable service to aircraft owners while cost-effectively growing the fleet Winning Long-Term Partnerships ▪ flyExclusive purchases and upfits aircraft, then sells at a premium while retaining control ▪ flyExclusive assumes responsibility for maintenance and operations via a triple net lease ▪ Partner benefits include tax depreciation and owner’s rates ▪ Optimizes cash flow for aircraft owners ▪ Option at the end of many leases for a buyback at ~60% of the original sale price ▪ Partnership program typically serves customers that fly between 80 – 150+ hours annually+ 24

III. WHAT WE DO COMPANY CHARTER REVENUE MIX Evolution of diversified charter revenue and committed demand 2020A 2019A 2021A 2022P 2023E 2024E 5% 5% 1% 7% 12% 14% 14% 18% 20% 0% 0% 37% 1% 27% 8% 20% 100% 10% 58% 44% 45% 33% 7% 9% 9% 95% Contractual Committed Demand % of Total: 0% 5% 37% 79% 87% 86% Legend Wholesale GRP ▪ Variety of flight programs drive the revenue mix transition (1) Retail Ad-Hoc Jet Club ▪ 100% of charter revenue is pre-paid Fractional ▪ ~80+% of 2022P, 2023E and 2024E estimated to represent Partner contracted committed demand within total charter revenues Notes: (1) Non-Member Direct Retail Charters. Excludes MRO operations and other revenue. 25

IV. STRATEGY OVERVIEW I. EXECUTIVE SUMMARY 26

IV. STRATEGY OVERVIEW LEADING CUSTOMER EXPERIENCE 99.6% customers fulfilled on flyExclusive fleet Customer Experience flyExclusive’s Customer to Aircraft Ratio 14.0 13.6 12.1 ▪ In-house technology, exceptional service reliability, and optimized business 7.0 model allows for consistent high-quality experiences and industry leading 1,730 standard for customers 1,254 798 408 2021A 2022P 2023E 2024E Scheduler Member App Premier Fleet Members / Jet Members Industry-Leading Customer to Aircraft Ratio 66.9 Comp 1 7.0 22.0 Business Center Uniform Interiors Uniform Paint Comp 2 Customers per Aircraft < (incl. Jet Club, Fractional 20.0 and Partnership programs) Comp 3 Competitors with high ratios are unable to operate cost-effectively Source: flyExclusive and Comps metrics based on Management estimates and Wall Street research and public filings. 27

IV. STRATEGY OVERVIEW

KEY STRATEGIC INITIATIVES

Focus on executing growth and continued vertical integration

Program Growth	▪ Growth of industry leading programs with 99.6% of customers being fulfilled by flyExclusive fleet ▪ Focus on expansion of fractional ownership of Cessna Citation CJ3+, XLS, and Latitude/Longitude aircraft ▪ Jet Club continued development via a newly-launched pricing model to meet a variety of customer needs
Dispatch Availability	▪ Executing on in-house maintenance program, addressing the consistent maintenance shortages industry-wide ▪ Transitioning from ~20% in-house maintenance to targeted 80% in-house maintenance ▪ Increased reliability, efficiency, and substantial reduced costs by in-sourcing previous 3rd party costs
Modernized Fleet	▪ Consistently branded and upgraded fleet to ensure controlled customer experience ▪ On-site paint facility and refurbishment center ensuring modernized, uniform exterior and interiors
In-House Training	▪ On-campus pilot training facilities will remove the greatest bottleneck to growth within the aviation industry ▪ Faster on-boarding by reducing training wait times and lower costs through flyExclusive simulator facility flyexclusive 28

IV. STRATEGY OVERVIEW OPTIMAL FACILITIES LOCATION Low-cost, centralized location is ideal for flyExclusive’s headquarters and campus flyExclusive Campus ▪ Located in the North Carolina Global TransPark • Awarded the 2020 Job Development Investment Grant of $2.3 million over 12 years by the state government ▪ In-house maintenance will reduce costs and increase aircraft uptime ▪ State-of-the-art paint facility completed in March 2021 ▪ Headquarters make up 145,000+ square feet of hangar, office and shop space Campus built within a public-use airport which has endless expansion potential 29

IV. STRATEGY OVERVIEW

MAINTENANCE, REPAIR & OVERHAUL

Extensive investments in maintenance, paint, interiors, and avionics

MRO Benefits

24/7 Operations

+

~50% Lower Downtime

+

Maintenance Savings

+

External Revenue Stream

- 24/7 operations ~3x the MRO output
- Performing repairs overnight (when aircraft is not flying)
- Improved planning and troubleshooting of repairs
- Improved uptime for fleet superior to the industry average(1)
- Increased revenues and profits
- New revenue streams from 3rd parties

On-site Infrastructure

- 60,000+ sq ft facilities to perform repairs in-house
- 48,000 sq ft hangar completed in Q2 '22 with a fifth hangar under construction
- Partial Part 145 certificate in Q3 '21







Projected MRO Revenue

$2.7 million	→	$14.5 million
2022P Revenue		2023E Revenue

Note: (1) flyExclusive Management estimate according to Company and industry statistics.

flyexclusive 30

IV. STRATEGY OVERVIEW

ADDITIONAL COMPETITIVE DIFFERENTIATION

Building a consistent brand and solving training delays

Modernized Uniform Fleet

Interiors
Complete refurbishment with single color scheme

Avionics - Garmin G5000
Significant reduction in maintenance costs and more uptime

Paint
New paint with single brand

80%
Maintenance to be performed in-house

120,000+
sq ft of new hangar space







On-Campus Pilot Training Initiatives





Simulator investment to remove biggest bottleneck in the industry and best positions flyExclusive to continue to grow

- ✓ *Expected to result in annual cost savings per trainee*
- ✓ *88% of new pilots expected to be trained in-house upon hire*
- ✓ *Payroll savings with faster training*
- ✓ *Efficient session scheduling without delay*

flyexclusive 31

IV. STRATEGY OVERVIEW

COMPARISON TO MAJOR COMPETITORS

Optimal business model with key differentiators

	flyExclusive	Key Competitors
Asset Growth	Aircraft Acquisition	Operator Acquisition
Customer Fulfillment (Affiliate Lift)	99.6% on flyExclusive Fleet	3rd Party Reliance
EBITDA Generation	Positive	Inconsistent and / or Negative
Aircraft Control	100%	Other Operators
Customer Experience	flyExclusive Planes, Paint, Pilots, Interiors	Unpredictable
Customer / Jet Ratio	7	20+
Maintenance / Refurbishment	flyExclusive	3rd Party
Jet Branding	Uniform	Inconsistent
Location	Consolidated Operations	Fragmented
Spend	Fleet, Customer, IT	Brand, "Sizzle", Promotions
Lead Time	4-5 Day (Advantage)	Hours
Pilot Training	88% of Hires Trained In-House by Q1 2024	Outsourced

flyexclusive 32

V. FINANCIAL OVERVIEW I. EXECUTIVE SUMMARY 33

V. FINANCIAL OVERVIEW REVENUE AND GROSS PROFIT SUMMARY Revenue and Gross Margin Breakout ▪ Charter rates and programs ($ in millions) matched to customer’s needs Revenue Charter Gross Margin $729 ▪ Pricing designed so that each $335 aircraft model generates cash 51.1% 51.3% 50.1% 46.0% 48.0% 47.1% $522 ▪ Improvement in gross margin $241 results from continued investments in maintenance and $360 $165 refurbishment $211 $96 ▪ Charter revenue bolstered by $135 $62 continued Jet Club growth via $108 $46 industry-leading pricing model and consistent product experience 2019A 2020A 2021A 2022P 2023E 2024E 2019A 2020A 2021A 2022P 2023E 2024E Ending Aircraft Fleet Count ▪ Projections assume no % Charter GM Charter GM 45 63 78 96 122 154 international expansion Note: Please review “Key Assumptions Disclosures & Definitions” on p.40 for more detail. 34

V. FINANCIAL OVERVIEW REFURBISHMENT AND MODERNIZATION INVESTMENT $19+ million spend on strategic growth in 2021A and 2022P (1) (1) 2021A Capex 2022P Capex ($ in millions) ($ in millions) $11.2 $7.9 $3.2 $3.4 $2.0 $3.4 $2.0 $1.3 $1.4 $0.2 $1.1 $1.2 Paint Interiors Buildings IT Dev Hangar 4 2021A Total Paint Interiors Avionics Hangar 3 Hangar 4 2022P Total and Equip CapEx CapEx Note: (1) 2021A and 2022P Interiors CapEx does not include approximately $562K and 35 $868K in labor expense, respectively.

V. FINANCIAL OVERVIEW

IMPACT OF STRATEGIC REFURBISHMENT INVESTMENT

~$15m of 2022P forgone earning potential to allow for refurbishment program

Illustrative Refurbishment Impact

		2021A	2022P
Average Aircraft:			
On Certificate		70.4	87.8
In Renovation	(A)	6.6	7.0
In Service (Revenue Generating)		63.8	80.8
Aircraft Operating Assumptions by Hour:			
Weighted Average Blended Hourly Rate	(B)	$4,409	$6,074
Average Flight Hours Per Aircraft	(C)	740	699
Weighted Average Direct Costs per Hour	(D)	$2,379	$3,186
Weighted Average Indirect Costs per Hour[1]	(E)	$38	($164)
Illustrative Foregone Impact ($ per Aircraft):			
Revenue	(B) * (C)	$3,262,295	$4,244,865
(-) Cost of Goods Sold	(D) * (C)	(1,760,249)	(2,226,726)
Gross Margin		1,502,046	2,018,139
% Gross Margin		*46.0%*	*47.5%*
(-) Indirect Expenses	(E) * (C)	(27,928)	114,826
Total Illustrative Foregone Impact per Aircraft	(F)	$1,474,118	$2,132,965
Total Refurbishment Earnings Impact	**(F) * (A)**	**$9,773,269**	**$14,930,755**

- Significant investment throughout 2021 and 2022 on paint & interior facilities as well as costs associated with the refurbishment of each aircraft
- Throughout the refurbishment process aircraft are down (no revenue generation) which is reflected in 2021 and 2022 financials
- Refurbishment program expected to be finished by 2023
- Finished fleet will drive higher net promoter and aircraft availability which is captured in top-line growth

Note: (1) Weighted average indirect costs per hour represent the sum of indirect costs adjusted for relevant expenses not incurred due to aircraft in refurbishment not in service.

flyexclusive 36

V. FINANCIAL OVERVIEW

SUMMARY P&L

Continued focus on vertical integration and scaling flight offerings

Historical and Projected Income Statement ($ in 000s)

	2019A	2020A	2021A	2022P	2023E	2024E
Revenues						
Aircraft Charters	$98,360	$120,952	$208,091	$343,127	$480,658	$655,879
MRO Revenues				2,653	14,469	20,582
Fractional Profit Margin[(1)]				-	15,000	40,500
Aircraft Sales Commissions	8,432	5,613	2,466	11,340	12,000	12,000
Other Income / (Loss)	1,371	8,913	55	2,903	-	-
Total Revenues	**$108,163**	**$135,479**	**$210,612**	**$360,022**	**$522,127**	**$728,961**
Cost of Goods Sold	**($51,994)**	**($58,938)**	**($112,281)**	**($179,994)**	**($247,244)**	**($332,308)**
Gross Margin Stats						
Gross Profit	*$46,366*	*$62,014*	*$95,811*	*$164,744*	*$240,960*	*$335,281*
Gross Margin (%)	*47.1%*	*51.3%*	*46.0%*	*48.0%*	*50.1%*	*51.1%*
Net Income	**$2,709**	**$2,481**	**$7,915**	**$9,616**	**$38,193**	**$102,133**
Interest	4,757	4,927	4,553	6,168	6,218	5,564
Depreciation & Amortization	6,892	8,324	9,163	13,709	16,729	19,761
Non-Controlling Interest	1,628	984	2,161	2,528	2,572	2,572
EBITDA	**$15,986**	**$16,716**	**$23,792**	**$32,021**	**$63,712**	**$130,030**
EBITDA Margin	*14.8%*	*12.3%*	*11.3%*	*8.9%*	*12.2%*	*17.8%*

★ EBITDA is a non-GAAP financial measure

- We include EBITDA as a supplemental measure for assessing operating performance in conjunction with related GAAP amounts and for the following:
  - Used in conjunction with strategic internal planning, annual budgeting, allocating resources and making operating decisions
  - Provides useful information for historical period-to-period comparisons of our business, as it removes the effect of certain non-cash expenses and variable amounts
- A reconciliation of EBITDA to Net Income, the most directly comparable GAAP measure, is shown in the accompanying table

Note: (1) A timing difference exists between the sale of a fractional share versus recognition of income from the sale, which is upon closing of the aircraft. Based on estimated sales of 25 fractional shares by the end of 2022. The resulting income would be $6.3 million assuming $250K / share. Even though the income is secured by non-refundable deposits, the income is not recognized until 2023 when the aircraft is delivered and is thus reflected in 2023E results.

flyexclusive 37

V. FINANCIAL OVERVIEW

TRANSACTION SUMMARY

Highly attractive valuation for an established operator in the private aviation sector

- **Total cash investment of up to $310 million(1)**
- **Current owners will retain 62.1% ownership at close(1)**
- **Transaction is expected to close in Q1 2023**
- **Pre-transaction equity value of $600 million**

Sources ($ in millions)	
SPAC Cash in Trust(1)	$225.0
Convertible Notes(1)	$85.0
Sponsor Shares (non-cash)(2)	$56.3
Existing Shareholder Rollover Equity	$600.0
Total Sources	**$966.3**

Uses ($ in millions)	
Cash to PF Balance sheet	$295.0
Sponsor Shares (non-cash)(2)	$56.3
Illustrative Transaction Expenses	$15.0
Equity Purchase Price	$600.0
Total Uses	**$966.3**

Capitalization	
Share Price	$10.0
Pro Forma Shares Outstanding	96.6
Equity Value(3)	**$910.0**
Less: Pro Forma Net Cash(4)	$218.7
PF Enterprise Value	**$691.3**

Pro-Forma Ownership (%)(1)


5.8%
32.1%
62.1%
FlyE Shareholders
EGA Public Shareholders and Convertible Notes
EGA Sponsor Shares

Note: (1) No assumption has been made on the ultimate level of trust redemptions and this represents the full cash in Trust and committed convertible notes, which will be converted into public shares in the merger. Total cash assumes flyExclusive equity holders do not exercise right to have repurchased up to $20 million of shares at closing at $10.00 per share (repurchase amount scales based on total cash in excess of $85 million per Equity Purchase Agreement)). Pro forma equity ownership does not reflect 11.8 million of warrants outstanding at $11.50 per share. (2) Illustrative share value at transaction close (non-cash), sponsor shares locked-up for 3 years. (3) Equity Value exclusive of Sponsor Promote. (4) PF Net Cash includes $108.7m in existing debt (excludes plane lease liabilities due to control and repurchase features), and ~$32.4m of existing cash and marketable securities on the balance sheet as of June 30th, 2022.

flyexclusive 38

V. FINANCIAL OVERVIEW VALUATION BENCHMARKING EV / CY23E Revenue Travel / Leisure Median: 1.6x Luxury Brands Median: 4.4x Aviation Services Median: 0.9x 10.4x 6.8x 6.5x 4.4x 4.1x 3.8x 2.8x 1.8x 1.7x 1.7x 1.5x 1.3x 0.7x 0.7x 0.4x 0.1x NM EV / CY23E EBITDA Travel / Leisure Median: 18.8x Luxury Brands Median: 11.4x Aviation Services Median: 6.0x 61.7x 53.5x 47.3x 23.2x 20.7x 16.9x 17.5x 10.0x 9.2x 11.4x 10.9x 10.6x 7.6x 6.6x 6.0x NM NM Sources: S&P Capital IQ as of October 14, 2022. 39 Note: flyExclusive multiples based on pre-transaction equity value of $600 million, $108.7 million in debt (excludes plane lease liabilities due to control and repurchase features) and ~$32.4 million of current cash and marketable securities on the balance sheet as of June 30th, 2022.

V. FINANCIAL OVERVIEW

KEY ASSUMPTIONS DISCLOSURES & DEFINITIONS

- **Revenue:** Revenue generated from aircraft in service. Fleet count is consistent with 2021 actuals. 2022P, 2023E and 2024E assumed number of aircraft in renovation includes: i) Light – 2; ii) Mid – 3; iii) Super-Mid – 1; and iv) Heavy – 1.

- **Flight Hours / Utilization:** Consistent with a 2Q '22 historical average, and 2022P assumes hours per tail of 54, 64, 60 and 72 hours of aircraft in service in light, mid, super-mid and heavy categories, respectively. flyExclusive assumes an average ~1% monthly utilization improvement in each aircraft category, estimated to achieve ~65, ~67, ~73 and ~90 hours per month per aircraft in service in light, mid, super-mid and heavy categories, respectively, by the year ending 2024E.

- **Rates:** Consistent with historical performance and contractual committed demand. Average blended rates projected reflect fully-loaded rates, which are calculated based on a formula of the daily rate, hourly rate, monthly fee (if applicable) and assumed leg lengths in hours (calculated assuming jet fuel priced at $150 per barrel): Fractional rates are tiered based on 70% of owners purchasing with partial deposit and 30% of owners paying in full.

- **Charter Revenue:** Jet Club monthly sales of 30 and assumes 30 GRP tails flying 65 hours per tail.

- **Revenue Mix:** Evolution of 2022P, 2023E and 2024E revenue calculated according to contractual committed demand, wholesale, and direct-to-customer mix by aircraft category.

- **MRO Operations:** MRO external work begins 2Q '22 with external billing rate of $120 per hour. External maintenance hours begin at 50 per month and increase to 2,000 per month by 1/31/2023, growing by 2% per month through the end of 2023.

- **Fractional Profit Margin:** 10 shares per plane with sales beginning for light jets on 6/1/2022 and sales of mid jets as of 6/1/2023. Shares sold in 2022 are four light jet shares per month; in 2023 and 2024, four light jet and four mid jet shares are sold per month (revenue recognized at delivery).

- **Cost of Goods Sold:** Cost per hour fuel assumptions based on jet fuel price per barrel of $150 or $5.77 per gallon. Maintenance assumptions based on trailing 2Q '22 historical average. Program Cost assumptions based on trailing 2Q '22 historical average. Ground Fee assumptions based on trailing 2Q '22 historical average.

flyexclusive 40

I N V E S T O R P R E S E N T A T I O N S U M M A R Y R I S K F A C T O R S Certain of the following risk factors apply to the business and operations of LGM and will also apply to the business and operations of the combined company following the completion of the Potential Business Combination. If any of the following risks actually occur, they may have a material adverse effect on the business, financial condition, and results of operations of LGM or the combined company and could adversely affect the trading price of the combined company’s common stock following the Potential Business Combination. The list below is not exhaustive and is subject to change. If the risks and uncertainties that LGM or the combined company plan for are incorrect or incomplete, or if LGM or the combined company fails to fully understand and manage these risks successfully, this failure may have a material adverse effect on the business, financial condition, and results of operation of the combined company following the Potential Business Combination. You should carefully consider these risks and uncertainties, and you should carry out your own due diligence and consult with your own financial and legal advisors, concerning the risks and suitability of an investment before making an investment decision. Unless the context requires otherwise, references to “LGM” in the below are to the business and operations of LGM prior to the Potential Business Combination and the business and operations of the combined company following the Potential Business Combination. • LGM may not be able to successfully implement its growth strategies or manage its growth. • LGM’s operating results are expected to be difficult to predict based on a number of factors that will also affect LGM’s long-term performance. • LGM is exposed to the risk of a decrease in demand for private aviation services. • The private aviation industry is highly competitive. • LGM is currently dependent on a limited number of customers for a significant portion of its revenues. • LGM’s business is subject to certain restrictions as a result of LGM’s participation in governmental programs under the CARES Act. • The supply of pilots and inflight crewmembers to the airline industry and private jet operators is limited and may negatively affect LGM’s operations and financial condition. Increases in LGM’s labor costs, which constitute a substantial portion of its total operating costs, may adversely affect LGM’s business, results of operations and financial condition. • LGM may be subject to unionization, work stoppages, slowdowns or increased labor costs and the unionization of LGM’s pilots and inflight crewmembers could result in increased labor costs. • LGM relies heavily on its executive management team and other key employees, and could be adversely affected by an unexpected loss of their service. • The price of aviation fuel can be volatile; significant increases in fuel costs could have a material adverse effect on LGM’s business, financial condition and results of operations. • If LGM’s efforts to continue to build its strong brand identity and improve member satisfaction and loyalty are not successful, LGM may not be able to attract or retain members, and LGM’s operating results may be adversely affected. • Any failure to offer high-quality customer support may harm LGM’s relationships with its customers and could adversely affect LGM’s reputation, brand, business, financial condition and results of operations. • A delay or failure to identify and devise, invest in and implement certain important technology, business, and other initiatives could have a material impact on LGM’s business, financial condition and results of operations. • A failure in LGM’s technology or technology provided by third parties or breaches of the security of LGM’s information technology infrastructure or that of third parties may adversely affect LGM’s business and financial condition and disrupt LGM’s customers’ businesses. • LGM’s ability to obtain financing or access capital markets may be limited. • LGM could suffer losses and adverse publicity stemming from any accident involving its aircraft models operated by LGM or third parties. • Terrorist activities or warnings have dramatically impacted the aviation industry and will likely continue to do so. • LGM is subject to significant governmental regulation. • LGM is subject to various environmental and noise laws and regulations, which could have a material adverse effect on LGM’s business, results of operations and financial condition. • LGM could suffer substantial costs and operational disruptions as a result of severe weather events. • Litigation and regulatory actions could have a material adverse impact on LGM’s business. 41

THANK YOU I. EXECUTIVE SUMMARY 42